Exhibit 99.1

 S E E K I N G  G E N E  T H E R A P Y  C U R E S  Rocket Pharmaceuticals Danon Disease Program Update  September 11, 2023  1  CONFIDENTIAL AND PROPRIETARY

 Disclaimer  1  CONFIDENTIAL AND PROPRIETARY  Various statements in this presentation concerning Rocket's future expectations, plans and prospects, including without limitation, Rocket’s expectations regarding the safety and effectiveness of product candidates that Rocket is developing to treat Danon Disease (DD), the expected timing and data readouts of Rocket’s ongoing and planned clinical trials, the expected timing and outcome of Rocket’s regulatory interactions and planned submissions, Rocket’s plans for the advancement of its Danon Disease program, including its planned pivotal trial, and the safety, effectiveness and timing of related pre-clinical studies and clinical trials, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which often include words such as "believe," "expect," "anticipate," "intend," "plan," "will give," "estimate," "seek," "will," "may," "suggest" or similar terms, variations of such terms or the negative of those terms.  Although Rocket believes that the expectations reflected in the forward-looking statements are reasonable, Rocket cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including,  without limitation, Rocket’s ability to monitor the impact of COVID-19 on its business operations and take steps to ensure the safety of patients,  families and employees, the interest from patients and families for participation in each of Rocket’s ongoing trials, patient enrollment, trial timelines and data readouts, our expectations regarding our drug supply for our ongoing and anticipated trials, actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of its product candidates, our ability to submit regulatory filings with the U.S. Food and Drug Administration (FDA) and to obtain and maintain FDA or other regulatory authority approval of our product candidates,  Rocket’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates, the outcome of  litigation, our competitors’ activities, including decisions as to the timing of competing product launches, pricing and discounting, our integration of an acquired business, which involves a number of risks, including the possibility that the integration process could result in the loss of key employees, the disruption of our ongoing business, or inconsistencies in standards, controls, procedures, or policies, our ability to successfully develop and commercialize any technology that we may in-license or products we may acquire and any unexpected expenditures, as well as those risks more fully discussed in the section entitled "Risk Factors" in Rocket’s Annual Report on Form 10-K for the year ended December 31, 2022, filed February 28, 2023 with the SEC and subsequent filings with the SEC including our Quarterly Reports on Form 10-Q. Accordingly, you should not place undue  reliance on these forward-looking statements. All such statements speak only as of the date made, and Rocket undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Danon Disease

Aggressive genetic hypertrophic cardiomyopathy with very high early mortality

1 **Gene mutation leads to decreased LAMP2B protein and impaired autophagy**



LAMP
LAMP2
Sequestration
Autophagosome
Fusion
Autophagolysosome
Lysosome

2 **Impaired autophagy leads to ↑ vacuoles, myocyte hypertrophy, necrosis, & fibrosis**



3 **Pathologic processes lead to phenotype of extreme LV hypertrophy and cardiomyopathy**



- Danon Disease is the most aggressive and lethal hypertrophic cardiomyopathy
- Monogenic, X-linked disease progresses to severe cardiomyopathy at early ages; characterized by massive LV hypertrophy and end-stage heart failure
- Uniformly fatal with early mortality (*males ~19 yrs.; females ~37 yrs.)*
- Only definitive treatment is cardiac transplantation, availability is limited, and associated with extensive short- and long-term morbidity and mortality (<50% 10-yr survival post HTx)
- Estimated prevalence of 15,000 to 30,000 individuals and annual incidence of 800 to 1,200 individuals in US & EU
- In July 2023, US Dept. Health and Human Services approved IDC 10 Code for DD (E74.05)

4 **Natural History: High rates of death at early ages**



Females
Males
Cum Survival
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
30
40
50
60
70
Age

Cenacchi G et al. Neuropathol. Appl. Neurobiol. 2020; Rowland T et al. J Cell Sci. 2016; Boucek D, Jirikowic J, Taylor M. Genet Med 2011; Thrush P et al. J Thorac Dis. 2014; Dipchand A et al. J Heart Lung Transplant. 2014

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CONFIDENTIAL AND PROPRIETARY

Natural History: Progression of Danon Disease in Male Patients

Critical interval in childhood / early adolescence precedes rapid decline, providing optimal window of opportunity for GTx
Patients typically on maximal medical management (e.g. beta blockers, ICD) - none alter disease progression

Birth to 7 yrs

- NYHA Class I
- Muscle pain, lack of energy
- Learning difficulties
- HF symptoms (rare)
- Identification by incidental genetic testing or family history

8-14 yrs

- NYHA Class I-II
- HCM & genetic diagnosis
- Worsening fatigue, Shortness of breath on mild exercise
- Palpitations, syncope, chest tightness
- Thickening heart, increasing NPs, troponins

15-19 yrs

- NYHA Class II-III
- Life-threatening ventricular arrhythmias
- ICD/pacemaker placement
- Progression to end-stage cardiomyopathy
- Listing for heart transplant
- Significant increase in caregiver burden
- Thickening heart, increasing NPs, troponins, fibrosis; decline in LVEF

Late Teens / Early Twenties

- Significant cardiac dysfunction
- Heart failure
- Heart transplant / VAD (~20% of patients), comes with significant short- and long-term complications
- Anxiety, depression
- Unemployment

Death
avg age: 19 years

Note: Danon disease is a life-threatening and seriously debilitating condition. Above are not meant to be a strict categorization of symptoms/outcomes by age. Heart failure and death from Danon disease can occur well before the patient reaches his twenties. **Of note, the four adult patients in the Phase 1 study with 2.5-3.5 yr follow-up post gene therapy are currently alive, clinically stable, and free from Danon disease progression at ages 21-24 years old – in contrast to the trend in the natural history of this disease.**

NYHA = New York Heart Association Class; ICD: implantable cardioverter-defibrillator; HTx = Heart Transplantation; VAD: Ventricular Assist Device

Figure created based on data from Brambatti M et al. Int J Cardiol. 2019;286:92-98; Boucek D, Jirikowic J, Taylor M. Genet Med 2011; 13(6):563-68

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CONFIDENTIAL AND PROPRIETARY

Phase 1 Data: Benefit Observed Across All Key Clinical Parameters

Early LAMP2, BNP, TnI changes associated with sustained clinical improvement and guided Phase 2 endpoint selection

Cohort	Patient ID	Follow-up (months)	Myocardial LAMP2 Grade (≤M12)	TnI Δ (≤M12)	BNP Δ (≤M12)	LV mass Δ (g)	LV Mass Index Δ (g/m^2.7)	Max LV Wall Thickness Δ (mm)	NYHA class Δ	KCCQ score Δ
Low dose adult/ adolescent	1001	36	1	-75% (M18)	-36%	311 → 212	85 → 57	25 → 23	II → II	44 → 49
	1002	36	3	-79%	-76%	989 → 511	260 → 129	64 → 38	II → II	64 → 81
	1005	30	2 (M9)	-57% (M9)	-64% (M9)	438 → 375	98 → 76	33 → 24	II → I	77 → 85 (M24)
High dose adult/ adolescent	1006	24	1	-47%	-70%	410 → 300	90 → 63	22 → 18	II → I	79 → 82
Low dose pediatric	1008	12	1	-86%	-83%	605 → 447	140 → 96	42 → 39	II → I	50 → 82
	1009	6	1	-90%	-62%	234 → 185	83 → 63	20 → 20	II → I	52 → 78

All specified parameters either improved or stabilized (none deteriorated)

Improved | Stabilized | Worsened

Does not include pt 1007 in Ph1 trial who had advanced HF with EF<40% at enrollment and received HTx 5M following tx due to pre-existing advanced HF. Patient is currently stable. BNP, brain natriuretic peptide; hsTnI, high-sensitivity troponin I; KCCQ, Kansas City Cardiomyopathy Questionnaire; LAMP2, lysosome-associated membrane protein 2; LV, left ventricle; NYHA, New York Heart Association. Data cut-off Oct 6, 2022; Grade 0=negative staining; Grade 1 ≤25%; Grade 2 =26%-50%; Grade 3 =51%-75%; Grade 4 >75%. Low dose = 6.7×10^{13} GC/kg, high dose = 1.1×10^{14} GC/kg

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CONFIDENTIAL AND PROPRIETARY

Latest Pediatric Data Shows Sustained Improvements in Biomarkers, Symptoms, and Function (Updated Data)

Subject ID: A501-008-1008

Baseline Characteristics

AGE AT INFUSION 12.3 years
ICD yes[1]
WPW yes
MAX LV WALL THICKNESS 41.9 mm, z-score +32
6MWT 438 meters

18 months

Variable	Baseline[2]	Most Recent Follow-up
LAMP2 protein[3]	0	1 (M12)
Troponin-I (ng/mL)	1.89	0.30 (-84%)
BNP (pg/mL)	1837	328 (-82%)
NYHA Class	II	I
LV Mass Index	140	96 (-31%)[4]



Subject ID: A501-008-1009

Baseline Characteristics

AGE AT INFUSION 11.7 years
ICD no
WPW no
MAX LV WALL THICKNESS 19.8 mm, z-score +12
6MWT 553 meters

12 months

Variable	Baseline[2]	Most Recent Follow-up
LAMP2 protein[3]	0	1 (M6)
Troponin-I (ng/mL)	0.67	0.08 (-88%)
BNP (pg/mL)	297	163 (-45%)
NYHA Class	II	I
LV Mass Index	83	60 (-28%)[4]



[1] Recommended prior to enrollment; ICD implanted 3 months after RP-A501 infusion. [2] Baseline values for troponin-I and BNP are the mean values from all pre-dose visits. [3] Extent of LAMP2 expression grading: Grade 0 = negative staining, Grade 1 < 25%, Grade 2 = 26-50%, Grade 3 = 51-75%, Grade 4 > 75%. [4]M12 Note: All data preliminary, not yet validated.
6MWT, 6-minute walk test; BNP, brain natriuretic peptide; ICD, implantable cardioverter defibrillator; KCCQ, Kansas City cardiomyopathy questionnaire; LAMP2, lysosome-associated membrane protein 2; LV, left ventricle; NYHA, New York Heart Association; WPW, Wolff-Parkinson-White syndrome.

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CONFIDENTIAL AND PROPRIETARY

FDA Engagement and Alignment on Danon Program

Since the EOP1 Meeting in November 2022, Rocket has had collaborative formal and informal discussions with FDA to align on the optimal pivotal Phase 2 study design

Previously Disclosed Trial Elements

- ✓ *Pivotal, single-arm study*
- ✓ *Peds safety run-in*
- ✓ *Dosage (6.7x10^{13} GC/kg)*
- ✓ *Safety protocol & management plan*
- ✓ *CMC (product comparability and potency assay)*
- ✓ *NHS to serve as external comparator*
- ✓ *RMAT designation granted*

Recent Engagement and Alignment

- ✓ *F2F meeting with review team and senior FDA leadership*
- ✓ *Co-primary endpoint to support accelerated approval consisting of LAMP2 expression & LV Mass reduction of ≥ 10%*
- ✓ *N=12 patients for pivotal study with potential for primary endpoint readout at 12 months*
- ✓ *Study to support AA with a path towards conversion to full approval (with longer follow-up)*

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CONFIDENTIAL AND PROPRIETARY

Phase 2 Trial Design – 12 Patients with 12-month Primary Endpoint Duration

Pivotal, global, single-arm, open label study with external comparator

PIVOTAL PHASE 2 STUDY DESIGN

Adolescent/Adult Cohort ≥15y

RP-A501 Tx

(Additional pediatric dosing following Safety Run-in)

Primary Endpoint Assessment

~12m

End of Study

60m

Pediatric (8-14y) Safety Run-in (n=2)

RP-A501 Tx

Peds pt #1

Peds pt #2

1m

Safety observation

90d

- Dose: 6.7 x 10^{13} GC/kg of commercially representative RP-A501 material
- Initial n=2 peds followed for 90 days for key AAV-associated toxicities prior to subsequent ped pt enrollment
- Key eligibility criteria: male age ≥8y, *LAMP2* mutation, NYHA II-III, evidence of LV hypertrophy, elevated hsTnI

CO-PRIMARY ENDPOINT (AA)

- LAMP2 protein ≥ Grade 1 (IHC) AND
- Left Ventricular Mass (LV Mass): ≥10% ↓

SECONDARY & EXPLORATORY ENDPOINTS

- hs-troponin I (key secondary)
- Natriuretic peptides
- QoL instruments (KCCQ, PedsQL, PGI-C, PGI-S)
- NYHA Class
- 6MWT
- Event free survival
- Treatment emergent safety events
- Actigraphy

RISK MANAGEMENT PLAN, TRIAL OVERSIGHT

- Immunomodulatory regimen of Rituximab, Sirolimus, corticosteroids.
- Clinical monitoring team to closely monitor labs, clinical sequelae for AAV-associated toxicities.
- IDSMC: expertise in adult and pediatric cardiomyopathy, immunology, and biostatistics

CONCURRENT NATURAL HISTORY STUDY

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Tx, treatment; LV, left ventricular; NYHA; IDSMC, Independent Data Safety and Monitoring Committee; hs-troponin I; KCCQ; HF; m, month; y, year; pts, patients

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CONFIDENTIAL AND PROPRIETARY

 9  HTx, heart transplant; LVEF, LVEF, left ventricle ejection fraction.  US Retrospective Natural History  9  Males  1  Female  51  Males  21  Males  38  Females  Initiated in 2019, study complete  Initiated in 2006  Enrollment complete; analysis in Q4 2023  67  Females  Prospective Natural History Study  EU Retrospective Natural History Study  To be expanded through an additional prospective Rocket-initiated natural history study  Key Elements of Study Design:  Entry criteria and endpoints similar to Phase 2 trial  Appropriate matching to ensure robust comparisons  Retrospective data collection to supplement prospective  evaluation to ensure sufficient comparative data  Prospective, Retrospective Natural History Study as External Comparator  Allows for robust comparisons and aligned with FDA guidance  9  CONFIDENTIAL AND PROPRIETARY  CONFIDENTIAL AND PROPRIETARY

Totality of Evidence to Demonstrate Treatment Effect


Baseline
12 Months
18 Months
24 Months
Beyond 24-36 Months
Phase 2 RP-A501 Treated Patients
Baseline serves as additional control
Transplant-free survival
Imaging & Biomarkers (Early Δ)
Clinical Assessments (Intermediate Δ)
Outcomes (Late Δ)
External Comparator Natural History (Untreated Patients)
External comparator arm serves as control at each timepoint
Each patient's baseline AND matched external comparator arm *together* provide robust control data to assess treatment effect
HF Hospitalizations
Heart Transplant
Death
Improvement or stabilization of parameter
Worsening of parameter

Note: Illustrative representation of potential treatment effects versus natural history

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CONFIDENTIAL AND PROPRIETARY

 Co-Primary Endpoints for Accelerated Approval  11  CONFIDENTIAL AND PROPRIETARY  CONFIDENTIAL AND PROPRIETARY

 12  Primary Endpoint Is Reasonably Likely to Predict Clinical Benefit  Justification for use of LAMP2 protein expression and LV Mass  Mutation of LAMP2 is root cause of Danon disease  Epidemiologic support: even modest levels of LAMP2 confer a 2-decade survival advantage in female patients  RP-A501 delivers full coding sequence of WT LAMP2 gene  Pre-clinical LAMP2 restoration conferred histologic, functional and survival benefits in LAMP2 knock-out model1  Phase 1: LAMP2 expression associated with decreased vacuolar area, improved myofibrillar disarray, clinical improvement  WT Full Length LAMP2 Protein Expression  Left Ventricular Mass  Largest known hearts are Danon disease hearts  Severity of the cardiomyopathy in Danon disease is the major  prognostic factor2  Retrospective natural history shows year-over-year increases in LV mass in Danon disease patients  Phase 1: Consistent and significant reductions in LV mass as  early as 6 months by echocardiography and cardiac MRI  Primary Endpoint Will Be Interpreted in a Clinical Context:  All components are measurable and unlikely to improve in the absence of a true treatment effect  Primary endpoint will be assessed in the context of biomarkers, symptoms, QOL, clinical events derived from secondary endpoints and concurrent natural history study  Phase 1 trial: LAMP2 expression and LV Mass improvements seen as early as 6 months in pediatric subjects with updated immunomodulation regimen  1 Manso 2020. Sci Transl Med.; 2D’souza 2017. J Community Hosp Intern Med Perspect.  CONFIDENTIAL AND PROPRIETARY

Mechanistic Pathway: Protein Expression to Cardiac Structure to Clinical Outcomes

Improvements Across Cellular, Cardiac Imaging and Functional Measures in Phase 1 Study

LAMP2 expression and LV Mass are mechanistically linked to functional measures and clinical outcomes; reasonably likely to predict clinical benefit


Functional parameters:
NYHA Class
KCCQ Overall Score
Clinical Status 4
Imaging & Biomarkers:
LV Mass, Wall thickness, LVEF
Troponin-I, BNP
Cardiac Structure and Function 3
Endomyocardial Bx:
Vacuolar area
Cellular Structure 2
Endomyocardial Bx:
LAMP2 protein expression
Molecular Expression 1
Patient Screening
Predose (Baseline)
RP-A501
Month 3
Month 6
Month 9
Month 12
Month 18
Month 24
Month 36
Post Gene Therapy

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Note: BNP, brain natriuretic peptide; Bx, biopsy; KCCQ, Kansas City cardiomyopathy questionnaire; LAMP2, lysosome-associated membrane protein 2; LV, left ventricle; LVEF, LV ejection fraction; LVPWd, LV posterior wall end diastole; MLVWT, maximal LV wall thickness; NYHA, New York Heart Association

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CONFIDENTIAL AND PROPRIETARY

 LAMP2 mutation and associated protein deficit is the root cause of Danon disease pathology  Grade ≥1 LAMP2 correlates with evidence of efficacy in Ph1  Absent expression at baseline (Grade 0) in all male patients  Improved cardiac biomarkers & hypertrophy, PRO/QOL and NYHA Class – sustained to 3+ years in adult patients, and 12+ months in pediatric patients  Efficacy consistent in patients with Grade 1 vs. Grade >1 LAMP2 expression  Ph1 expression correlates with ↓ autophagic vacuoles and improved myofibrillar disarray,  cardiac biomarkers and hypertrophy  In Danon females, partial LAMP2 expression associated with ~2 decade longer survival than males  LAMP2 Protein Expression as Co-Primary Endpoint  RP-A501 encodes full-length, wild-type LAMP2B; cardiomyocytes are non-dividing cells  14  CONFIDENTIAL AND PROPRIETARY

 Rocket AHA 2022 Poster Presentation reflects September 27, 2022 data cutoff. LAMP2, lysosome associated membrane protein 2; M, month. IHC = immunohistochemistry  RP-A501 Increases LAMP2 Protein and Decreases Vacuolization  Enhanced autophagy leads to improved myocardial ultrastructure and clinical phenotype  Myocardial LAMP2 Protein Expression  Endomyocardial Biopsy Images  (Subject 1008, RP-A501 Phase 1 Study)  Vacuolar Area of Endomyocardial Tissue  15  CONFIDENTIAL AND PROPRIETARY  15  CONFIDENTIAL AND PROPRIETARY

 Left Ventricle Mass as Co-Primary Endpoint  Danon Disease is fundamentally a disease of enlarged hearts; the largest known hearts have  been from Danon patients  Left ventricular hypertrophy is the most consistent phenotypic feature of disease progression  Left ventricular wall thickness has been shown to be a significant predictor of CV events in  cardiomyopathy  Meaningful LV Mass decreases seen as early as 6-9M in Phase 1 pediatric cohort, and LV Mass Index decreases sustained to up to 36M in adult patients; stark contrast to natural history  In Phase 1 study, LV Mass significantly correlated with improvements / stabilization in all  parameters including biomarkers (hsTnI, BNP), quality of life (KCCQ), and symptoms (NYHA)  17  CONFIDENTIAL AND PROPRIETARY

 LVH Predicts Clinical Outcomes in HF and Cardiomyopathies  17  CONFIDENTIAL AND PROPRIETARY  Shah A, JACC 2019; de Simone G. Eur Heart J. 2008; Liu, Q, Scientific Reports, 2016; Orsborne C, JACC, 2022; Hanneman K. Radiology. 2020  Cardiomyopathy or CVD  Measure of LVH  Event  HR; CI; p value  HFpEF  (Shah 2019)  LV Mass index  CVD or HFH  HR 1.05 per 10 g/m(2); CI 1.00 to 1.10; p =  0.03  HFpEF  (de Simone 2008)  LV Mass index  HF  HR 1.03; CI 1.02-1.04; p<0.00001  HCM  (Liu 2016)  LV wall thickness  All Cause Death  HR 1.48; CI 1.01 to 2.17; p<0.05  HCM  (Liu 2016)  LV wall thickness  CV Death  HR 2.17; CI 1.06 to 1.89; p<0.05  HCM  (Liu 2016)  LV wall thickness  Sudden Cardiac Death  HR 3.17; CI 1.64 to 6.13; p<0.05  Fabry Disease  (Orsborne 2022)  LV Mass index  Composite of CV events (HFH,  MI, procedures, arrhythmias)  HR 1.008; CI 1.003-1.014; p=0.005  Fabry Disease  (Hanneman 2020)  LV Mass index  Composite of CV events (HF, ventricular arrhythmia, cardiac death)  HR 1.1 per 5 g/m2; CI 1.04-1.2; p<0.001

 LV Mass Index in RP-A501 Phase 1 Study  RP-A501 Phase 1 Low-Dose Cohort: LV Mass Index % Change from Baseline1  Baseline 6M 9M 12M 18M 24M 30M  -55%  -50%  -45%  -40%  -35%  -30%  -25%  -20%  -15%  -10%  -5%  0%  36M  1002  1005  1008  1009  1 Does not include patient 1001 (unmonitored immunomodulation). 212M visit data missing for 1002 and 1005 due to pandemic-related travel issues.  CONFIDENTIAL AND PROPRIETARY  18  RP-A501 Phase 1 Study: LV Mass Index % CFB at ~12M  (9M or 18M where 12M not available)2  18M  9M  12M  12M  -15%  -14%  -32%  -27%  1002  1005  1008  1009  >20% LVMI decrease observed as early as 6M in pediatric cohort, sustained to 12M timepoint  Adult patients with appropriate immunomodulation show >10% LVMI decrease around 12M2 with further decreases out to 30-36M of 22% to 51%

LV Mass / LV Mass Index (LVMI) Improves in DD with RP-A501

LV hypertrophy decreases greater than/comparable to other approved therapies

Fabry Disease
(Agalsidase alfa)


LV Mass @6M
8.8%
-4.1%

Clinical Correlation:
- *Improvements in LVM out to 36M correlated with HF symptoms (NYHA, CCS); drug approved in EU*

Amyloid Cardiomyopathy
(Patirisan)


LV Mass @18M
<1%
-5.6%

Clinical Correlation:
- *Drug approved based on improved CV outcomes @30M*
- *Significant improvements in 6MWD & NT-proBNP*

HCM
(Mavacamten)


LVMI @7M
-1.7%
-17%

Clinical Correlation:
- *↑ exercise tolerance at 30 weeks*
- *NYHA Class ↓ by 1 in 76% treated patients at 120wks*

Danon Disease[1]
(RP-A501 Low-dose cohort)


8%
Est. LVM Increase per NxHx2
LVMI @9-18M3
-22%
LVMI @30-36M4
-36%

Clinical Correlation:
- *NYHA Class improvement, KCCQ ↑, improvement or stabilization in hsTnI and natriuretic peptides all to most recent timepoint (12-36M)*

Placebo / Untreated | Estimate from retrospective NxHx Data | Treated

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[1]RP-A501 Phase 1 low-dose cohort data; averages do not include 1001 (unmonitored immunomodulation) and 1006, 1007 (high dose patients). [2] Reflects estimated LV Mass increase over 12-18M for DD patients based on retrospective natural history data-set (shown on slide 20). [3] Reflects average of 1002 18M, 1005 9M, 1008 12M, 1009 12M. [4] Reflects average of 1005 30M, 1002 36M
Hughes 2008. Heart; Solomon 2019. Circulation; Saberi 2021. Circulation

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CONFIDENTIAL AND PROPRIETARY

 LV Mass in RP-A501 Low-Dose Cohort Versus Recently Approved CV Therapies  -30%  -20%  -10%  0%  10%  Baseline ≤18M  DD RP-A501 Tx1  (9-18M); -22%  DD RP-A501 Tx1  (30-36M); -36%  30-36M  Fabry – Agalsidase Alfa Untreated (6M); +9%  DD UnTx @12M (Estimated based on Retro NxHx2); +8%  Amyloidosis – Tafamidis Treated (9M); -3.6%  HCM - Mavacamten Untreated (7M); -1.7%  Amyloidosis – Patisiran Untreated (18M); +1%  Amyloidosis – Tafamidis Untreated (9M); +8.1%  Fabry – Agalsidase Alfa Treated (6M); -4%  Amyloidosis – Patisiran Treated (18M); -5.6%  HCM - Mavacamten Treated (7M); -17%  Data from Phase 1 study shows RP-A501 is potentially transformative for cardiac structure improvements and remodeling  On par with recently approved therapies in other CV indications (across different disease etiologies and drug MOA's)  Hughes 2008. Heart; Rettl 2022. EHJ CV Imaging; Solomon 2019. Circulation; Saberi 2021. Circulation  CONFIDENTIAL AND PROPRIETARY  20  LV Mass / LVMI Change from Baseline in Treated vs Untreated Patients: RP-A501 Low-Dose Cohort1 and Recently Approved CV Therapies  -40%  1 Averages do not include patient 1001 (unmonitored immunomodulation) and 1006, 1007 (high-dose cohort patients).  2 Reflects estimated LV Mass increase over 12-18M for DD patients based on retrospective natural history data-set (shown on slide 20).

Cardiac Imaging Captures the Progression of Danon Disease

Significant Increases in LV Mass and LV Wall Thickness Correlate with Age

Trends in LV Mass

LV Mass increased by 39.86 ± 4.01 g per year



n=22
Left ventricular mass [g]
Age (years)

Trends in Septal Wall Thickness

Septal wall increased by 0.96 ± 0.10 mm/year



n=33
Interventricular Septum (IVSd) [mm]
Age (years)

Data from the Natural History Studies demonstrated increases in key echo parameters in DD that are known to predict disease progression in other types of cardiomyopathy

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* Unpublished data from International Danon Disease Registry

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CONFIDENTIAL AND PROPRIETARY

 Note: Upper limit of normal 0.04 ng/mL, BL = baseline  22  Significant and Sustained Reduction in Troponin (Key Secondary Endpoint) Observed Across Patients in Phase 1 Study  Phase 1 Trial: RP-A501 Treatment Conferred Improvement in Troponin-I Levels (ng/mL)  2.00  1.80  1.60  1.40  1.20  1.00  0.80  0.60  0.40  0.20  0.00  BL  M12  M18  M24  M30  M36  1001  1002  1005  1006  1008  Normal Range  22  CONFIDENTIAL AND PROPRIETARY  CONFIDENTIAL AND PROPRIETARY

 Current Status and Next Steps  22  CONFIDENTIAL AND PROPRIETARY  CONFIDENTIAL AND PROPRIETARY

Ongoing Danon Global Phase 2 Study Activities

Global Phase 2 Study (N=12)

United States

- ✓ RMAT, Fast Track, Orphan Drug Designations
- ✓ IRB approval at UCSD, CHOP; sites activated
- ✓ Multiple GMP lots manufactured in-house; sufficient drug product produced for full pivotal trial
- ✓ Global natural history study underway
  - ✓ FDA alignment on design
- ✓ Initiated pediatric safety run-in

+

Europe (UK + EU)

- ✓ Key regulatory designations obtained:
  - ✓ PRIME Designation
  - ✓ Orphan Drug Designation
  - ✓ Advanced Therapy Medicinal Product
- ✓ Scientific Advice Meeting held with EMA
  - ✓ On track for CTA/IMPD filing
- ✓ Multiple EU clinical site startup activities underway
- ✓ Successful QP audit of Rocket manufacturing facility; drug product cleared for EU use

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CONFIDENTIAL AND PROPRIETARY

Rocket Pipeline: 6 Disclosed Programs Across Two Platforms with Compelling Clinical and/or Pre-clinical Proof of Concept

Criteria used to select programs

- First-, best- and/or only-in-class
- On-target MOA; clear endpoints
- Sizeable market to maximize patient impact

6+ programs with 2 programs fast approaching commercialization

THERAPEUTIC AREA	Program	Stage reached (DISCOVERY / PRECLINICAL / PHASE 1 / PHASE 2 (Pivotal) / Submission and Approval)	DESIGNATIONS
HEMATOLOGY	LV RP-L102 Fanconi Anemia	PHASE 2 (Pivotal)	RMAT, ATMP, Fast Track, Rare Pediatric, Orphan Drug (US/EU), PRIME
HEMATOLOGY	LV RP-L201 Leukocyte Adhesion Deficiency-I	PHASE 2 (Pivotal)	RMAT, ATMP, Fast Track, Rare Pediatric, Orphan Drug (US/EU), PRIME
HEMATOLOGY	LV RP-L301 Pyruvate Kinase Deficiency	PHASE 1	RMAT, Fast Track, Orphan Drug (US/EU), PRIME
CARDIOVASCULAR	AAV RP-A501 Danon Disease	PHASE 1	RMAT, Fast Track, Orphan Drug (US), Rare Pediatric Designation, PRIME
CARDIOVASCULAR	AAV RP-A601 PKP2-ACM	PRECLINICAL	Fast Track, Orphan Drug (US)
CARDIOVASCULAR	AAV BAG3-DCM	PRECLINICAL	
Wave 2 programs	Multiple Undisclosed Candidates	PRECLINICAL	

AAV, adeno-associated virus; ATMP, advanced therapy medicinal product; BLA, Biologics License Application; LV, lentiviral vector; MAA, Marketing Authorisation Application; MOA, mechanism of action; PRIME, PRIority MEdicines; RMAT, regenerative medicine advanced therapy. PKP2: plakophilin 2; ACM: Arrhythmogenic Cardiomyopathy; BAG3: BLC2-associated athanogene 3 DCM: Dilated Cardiomyopathy

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CONFIDENTIAL AND PROPRIETARY